Filed under Rule 497(e)

Registration No. 033-52742

SunAmerica Series Trust (the “Trust”)

SA Fixed Income Index Portfolio

SA International Index Portfolio

SA Mid Cap Index Portfolio

SA Small Cap Index Portfolio

SA Index Allocation 60/40 Portfolio

SA Index Allocation 80/20 Portfolio

SA Index Allocation 90/10 Portfolio

(each, a “Portfolio,” and collectively, the “Portfolios”)

Supplement dated April 3, 2017, to the Portfolios’ Prospectus dated February 1, 2017, as supplemented and amended to date

The fourth paragraph on page 39 of the Prospectus under the heading “Management – Information about the Investment Adviser and Manager” is hereby deleted and replaced with the following:

A discussion regarding the basis for the Board’s approval of investment advisory agreements for the Portfolios will be available in the Trust’s Semi-Annual Report to shareholders for the period ended July 31, 2017.

Capitalized terms used but not defined herein shall have the meanings assigned to them by the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.